Exhibit 99.2

Quarterly Investor Supplement

December 31, 2021

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2021. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Investment Information
Explanatory Note on Non-GAAP Financial Information	3 - 5	Portfolio Results GAAP Book Value, Gross Investment Income, and
Key Metrics	6	Earned Rate by Asset Class	33
Consolidated Statements of Operations	7	Portfolio Results Statutory Carrying Values by Asset Class and NAIC
Consolidated Adjusted Operating Earnings Before Income Taxes	8	Ratings	34
Adjusted Operating Earnings by Segment (QTD)	9	Alternative Investment Income	35
Adjusted Operating Earnings by Segment (YTD)	10	Reconciliations
Consolidated Balance Sheets	11	Reconciliation of Consolidated Statements of Operations	37
DAC/VOBA Segment Trends	12	Reconciliation of Adjusted Operating Revenues	38
Consolidated Capital Structure	13	Wealth Solutions Sources of Adjusted Operating Earnings Reconciliation	39
Consolidated Assets Under Management, Assets Under Administration		Investment Management and Health Solutions Sources of Adjusted
and Advisement	14	Operating Earnings Reconciliations	40
Wealth Solutions		Reconciliation of Adjusted Operating Earnings and Earnings
Sources of Adjusted Operating Earnings and Key Metrics	16	Per Common Share (Diluted) (QTD)	41
Client Assets Rollforward by Product Group	17 - 18	Reconciliation of Adjusted Operating Earnings and Earnings
Investment Management		Per Common Share (Diluted) (YTD)	42
Sources of Adjusted Operating Earnings	20	Reconciliation of Book Value Per Common Share, Excluding AOCI	43
Analysis of AUM and AUA	21	Appendix
Account Value Rollforward by Source	22	Notable Items	45
Account Value by Asset Type	23	Alternative Income and Prepayments Above (Below) Long-Term
Health Solutions		Expectations	46
Sources of Adjusted Operating Earnings	25	Adjusted Operating Return on Allocated Capital Excluding Unlocking	47 - 48
Key Metrics	26	Normalized Adjusted Operating Earnings by Segment	50
Corporate		Normalized Effective Tax Rate	51
Adjusted Operating Earnings	28	Wealth Solutions Sources of Normalized Adjusted Operating Earnings
Net Revenue, Adjusted Operating Margin, and Administrative		and Key Metrics	52
Expenses		IM Sources of Normalized Adjusted Operating Earnings	53
Net Revenue and Adjusted Operating Margin	30	IM Account Value Rollforward by Source	54
Administrative Expenses	31	IM Account Value by Asset Type	55
		HS Sources of Normalized Adjusted Operating Earnings	56
		Reconciliation of Investment Management Normalized Adjusted
		Operating Margin, Excluding Investment Capital	57

Voya Financial	Page 3 of 57

Explanatory Note on Non-GAAP Financial Information

On January 4, 2021, we completed the sale of our Individual Life and other closed block non-Wealth Solutions annuities businesses (the "Individual Life Transaction"). Income (loss) from discontinued operations, net of tax, for the year ended December 31, 2021 includes a reduction to the loss on sale of $12 million, net of tax. As of December 31, 2021, the final loss on sale, net of tax was $1.5 billion, which represents the excess of the carrying value of the businesses held for sale over the purchase price less cost to sell. As a result of the Individual Life Transaction, the net aggregate reduction in Total shareholders’ equity, excluding Accumulated other comprehensive income (“AOCI”), was $0.6 billion, which included the estimated loss on sale and the net investment gain related to the transfer of assets to a comfort trust. The net aggregate reduction in Total shareholders’ equity, including AOCI, was $2.3 billion, which included release of the AOCI related to the sold entities. Revenues and net results of the businesses that are divested via reinsurance at closing of the Individual Life Transaction, including an insignificant number of Individual Life and non-Wealth Solutions annuities that were not part of the Individual Life Transaction (collectively referred as "divested businesses"), are reported in businesses exited or to be exited through reinsurance or divestment and are excluded from adjusted operating earnings. Refer to Business Held for Sale and Discontinued Operations in Part II, Item 8. of our Annual Report on Form 10-K for further detail on discontinued operations.

On March 15, 2021, we announced several updates to our operating model and leadership team. In conjunction with those updates, the Retirement and Employee Benefits segments were renamed to Wealth Solutions and Health Solutions, respectively. We will continue to provide our principal products and services through three segments: Wealth Solutions, Investment Management, and Health Solutions.

On June 9, 2021, we completed the sale of the independent financial planning channel of Voya Financial Advisors ("VFA") to Cetera Financial Group, Inc. (“Cetera”). The sale resulted in an estimated gain, net of transaction cost, of $274 million, before income taxes, which was recorded in Other revenue in our Condensed Consolidated Statements of Operations for the year ended December 31, 2021.

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:
▪Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest;
•Net guaranteed benefit gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;

Voya Financial	Page 4 of 57

Explanatory Note on Non-GAAP Financial Information
•Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and
•Other adjustments not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, and non-Wealth Solutions annuities policies that were not part of the divested businesses) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Stranded Costs
As a result of the Individual Life Transaction, the historical revenues and certain expenses of the divested businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that have been divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and non-Wealth Solutions annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we ceased to incur such expenses upon the close of the Individual Life Transaction. Certain other direct costs of these businesses, including those which relate to activities for which we provide transitional services and for which we are reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe they are representative of the future run-rate of revenues and expenses of the continuing operations of our business segments. We have implemented a cost reduction strategy to address Stranded Costs.
Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Wealth Solutions, Investment Management and Health Solutions segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.

Voya Financial	Page 5 of 57

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Effective Tax Rate
The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;
•Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;
•Revenues related to businesses exited or to be exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;
•Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and
•Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Net Revenue and Adjusted Operating Margin
•Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue
•Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section in this document for a reconciliation of each of these sources of net revenue to their most directly comparable U.S GAAP measure for each of our three segments.
•We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income and prepayment fees above (below) long-term expectations, Group Life COVID-19 impacts, and other notable items. Please see page 45 in appendix for more details on notable items.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 57

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Net income (loss) available to Voya Financial, Inc.'s common shareholders	403	142	459	1,086	257	2,090	(242)
Per common share (basic)	3.66	1.24	3.81	8.85	2.03	17.92	(1.90)
Per common share (diluted)	3.36	1.15	3.53	8.29	1.94	16.61	(1.84)
Adjusted operating earnings: (1)
Before income taxes	279	388	353	273	304	1,292	495
After income taxes	229	315	287	223	251	1,053	425
Effective tax rate	18.0%	18.8%	18.7%	18.3%	17.3%	18.5%	14.0%
Per common share (Adjusted diluted)	1.90	2.57	2.20	1.70	1.90	8.37	3.22
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	7,641	7,777	7,750	7,319	9,498	7,641	9,498
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	5,541	5,461	5,319	5,409	4,600	5,541	4,600
Deferred Tax Asset ("DTA") (2)	1,504	1,337	1,458	1,636	1,623	1,504	1,623
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	4,037	4,124	3,861	3,773	2,977	4,037	2,977
Book value per common share (including AOCI)	70.88	69.19	68.34	60.39	76.47	70.88	76.47
Book value per common share (excluding AOCI) (1)	51.40	48.59	46.90	44.63	37.04	51.40	37.04
Debt to Capital:
Debt to Capital	23.9%	26.2%	26.2%	27.2%	23.1%	23.9%	23.1%
Financial Leverage Ratio (1)	27.6%	29.5%	30.2%	32.4%	28.2%	27.6%	28.2%
Shares:
Weighted-average common shares outstanding
Basic	110	113	121	123	126	117	127
Dilutive effect of warrants	8	7	7	5	3	7	2
Other dilutive effects (3)	3	2	2	3	3	2	3
Diluted (4)	120	122	130	131	132	126	132
Adjusted Diluted (1)	120	122	130	131	132	126	132
Ending shares outstanding	108	112	113	121	124	108	124
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	310	80	518	235	120	1,143	526
Dividends to common shareholders	21	19	20	20	18	80	76
Total cash returned to common shareholders	331	99	538	255	138	1,223	602

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) DTA primarily related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”). For the periods prior to the quarter ended December 31, 2021, the DTA was net of $180 million tax valuation allowance.

(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(4) This is a GAAP financial measure. For the three months ended September 30, 2020, weighted average shares used for calculating basic and diluted earnings per share (EPS) were the same, as the inclusion of the warrants, RSU awards, PSU awards, and stock options would be antidilutive to the EPS calculation due to the net loss from continuing operations available to common shareholders.

Voya Financial	Page 7 of 57

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Revenues (1)
Net investment income	673	731	656	714	825	2,774	2,909
Fee income	446	487	436	458	550	1,827	2,026
Premiums	544	573	516	(4,987)	597	(3,354)	2,416
Net gains (losses)	(179)	(103)	(37)	1,742	(61)	1,423	(365)
Other revenues	49	46	374	110	146	579	409
Income (loss) related to consolidated investment entities	142	275	558	6	167	981	254
Total revenues	1,675	2,009	2,503	(1,957)	2,224	4,230	7,649

Benefits and expenses (1)
Interest credited and other benefits to contract owners/policyholders	(627)	(714)	(686)	4,190	(923)	2,163	(4,101)
Operating expenses	(636)	(642)	(706)	(602)	(741)	(2,586)	(2,654)
Net amortization of DAC/VOBA	(40)	(190)	(26)	(539)	(16)	(795)	(352)
Interest expense	(59)	(39)	(39)	(49)	(39)	(186)	(159)
Operating expenses related to consolidated investment entities	(13)	(13)	(18)	(5)	(10)	(49)	(31)
Total benefits and expenses	(1,375)	(1,598)	(1,475)	2,995	(1,729)	(1,453)	(7,297)
Income (loss) from continuing operations before income taxes	300	411	1,028	1,038	495	2,777	352
Less:
Net investment gains (losses) and related charges and adjustments	(86)	(1)	29	38	(41)	(20)	22
Net guaranteed benefit gains (losses) and related charges and adjustments	(3)	(3)	(5)	10	58	(1)	22
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (2)	14	(173)	247	725	46	812	(342)
Income (loss) attributable to noncontrolling interests	100	214	447	—	124	761	157
Income (loss) on early extinguishment of debt	(21)	—	—	(10)	—	(31)	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	33	—	—	—	2	33	2
Dividend payments made to preferred shareholders	4	14	4	14	4	36	36
Other adjustments	(19)	(28)	(46)	(11)	(2)	(105)	(41)
Adjusted operating earnings before income taxes (3)	279	388	353	273	304	1,292	495

(1) First quarter 2021 results include impacts related to the Individual Life and the Non-Wealth Solution Annuities businesses that were ceded at the close of the Individual Life Transaction on January 4 ,2021: Premiums and Interest credited and other benefits include the FAS 60 reserves that were ceded at closing; Net gains (losses), Interest credited and other benefits, and Net amortization of DAC/VOBA include the investment gains and related intangible amortization and charges due to the transfer of assets to a comfort trust at closing; all Revenue and Benefit and expense lines are lower than prior periods due to the revenue and expenses related to the businesses ceded that ceased at closing.

(2) First quarter 2021 results include the investment gains, net of related intangible amortization and charges, due to the transfer of assets to a comfort trust pursuant to reinsurance agreements entered into concurrent with the close of the Individual Life Transaction.

(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

Voya Financial	Page 8 of 57

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	571	646	596	574	549	2,387	1,887
Fee income	467	458	440	426	418	1,791	1,558
Premiums	539	543	535	550	492	2,168	1,994
Other revenue	41	42	43	45	80	171	156
Adjusted operating revenues (1)	1,618	1,689	1,614	1,595	1,539	6,516	5,595

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(650)	(633)	(627)	(654)	(615)	(2,564)	(2,474)
Operating expenses	(611)	(582)	(570)	(578)	(568)	(2,342)	(2,160)
Net amortization of DAC/VOBA	(34)	(29)	(19)	(35)	(4)	(116)	(257)
Interest expense (2)	(44)	(56)	(46)	(55)	(48)	(201)	(210)
Adjusted operating benefits and expenses	(1,339)	(1,301)	(1,261)	(1,322)	(1,234)	(5,224)	(5,100)
Adjusted operating earnings before income taxes (1)	279	388	353	273	304	1,292	495

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Wealth Solutions	791	857	807	782	763	3,238	2,717
Investment Management	201	200	193	190	235	783	702
Health Solutions	599	606	591	600	540	2,395	2,155
Corporate	27	25	24	24	1	100	21
Adjusted operating revenues (1)	1,618	1,689	1,614	1,595	1,539	6,516	5,595

Adjusted operating earnings
Wealth Solutions	241	319	295	255	258	1,110	443
Investment Management	59	63	66	52	90	239	197
Health Solutions	33	71	63	37	50	204	204
Corporate	(54)	(65)	(71)	(71)	(94)	(261)	(349)
Adjusted operating earnings before income taxes (1)	279	388	353	273	304	1,292	495

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 57

Adjusted Operating Earnings by Segment

	Three Months Ended December 31, 2021
(in millions USD)	Wealth Solutions	Investment Management	Health Solutions	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	508	20	42	1	571
Fee income	270	178	19	—	467
Premiums	—	—	540	—	539
Other revenue	12	3	(2)	26	41
Adjusted operating revenues (1)	791	201	599	27	1,618

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(223)	—	(427)	—	(650)
Operating expenses	(298)	(142)	(133)	(37)	(611)
Net amortization of DAC/VOBA	(28)	—	(6)	—	(34)
Interest expense (2)	—	—	—	(44)	(44)
Adjusted operating benefits and expenses	(549)	(142)	(566)	(82)	(1,339)
Adjusted operating earnings before income taxes (1)	241	59	33	(54)	279

	Three Months Ended December 31, 2020
	Wealth Solutions	Investment Management	Health Solutions	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	496	18	34	—	549
Fee income	242	160	15	—	418
Premiums	—	—	492	—	492
Other revenue	24	57	(2)	1	80
Adjusted operating revenues (1)	763	235	540	1	1,539

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(237)	—	(376)	(2)	(615)
Operating expenses	(269)	(145)	(109)	(45)	(568)
Net amortization of DAC/VOBA	1	—	(4)	—	(4)
Interest expense (2)	—	—	—	(48)	(48)
Adjusted operating benefits and expenses	(505)	(145)	(490)	(95)	(1,234)
Adjusted operating earnings before income taxes (1)	258	90	50	(94)	304

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 57

Adjusted Operating Earnings by Segment

	Twelve Months Ended December 31, 2021
(in millions USD)	Wealth Solutions	Investment Management	Health Solutions	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	2,114	103	165	4	2,387
Fee income	1,056	667	69	—	1,791
Premiums	—	—	2,168	—	2,168
Other revenue	68	13	(7)	96	171
Adjusted operating revenues (1)	3,238	783	2,395	100	6,516

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(891)	—	(1,674)	—	(2,564)
Operating expenses	(1,146)	(544)	(492)	(160)	(2,342)
Net amortization of DAC/VOBA	(91)	—	(25)	—	(116)
Interest expense (2)	—	—	—	(201)	(201)
Adjusted operating benefits and expenses	(2,128)	(544)	(2,191)	(361)	(5,224)
Adjusted operating earnings before income taxes (1)	1,110	239	204	(261)	1,292

	Twelve Months Ended December 31, 2020
	Wealth Solutions	Investment Management	Health Solutions	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,742	15	114	16	1,887
Fee income	877	619	61	—	1,558
Premiums	8	—	1,986	—	1,994
Other revenue	89	69	(7)	5	156
Adjusted operating revenues (1)	2,717	702	2,155	21	5,595

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(961)	—	(1,495)	(18)	(2,474)
Operating expenses	(1,075)	(506)	(436)	(142)	(2,160)
Net amortization of DAC/VOBA	(237)	—	(19)	—	(257)
Interest expense (2)	—	—	—	(210)	(210)
Adjusted operating benefits and expenses	(2,274)	(506)	(1,951)	(369)	(5,100)
Adjusted operating earnings before income taxes (1)	443	197	204	(349)	495

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 11 of 57

Consolidated Balance Sheets

	Balances as of
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Assets (4)
Total investments	45,581	46,429	45,995	45,494	56,851
Cash and cash equivalents	1,402	1,677	1,765	1,170	1,502
Assets held in separate accounts	100,433	96,794	97,098	92,970	90,552
Premium receivable and reinsurance recoverable, net	13,635	13,580	13,490	13,839	3,557
Short term investments under securities loan agreement and accrued investment income	1,536	1,652	1,481	1,313	906
Deferred policy acquisition costs, Value of business acquired	1,378	1,337	1,446	1,592	1,510
Current and deferred income taxes (1)	986	696	703	950	1,186
Other assets (2)	2,532	2,626	2,762	2,769	983
Assets related to consolidated investment entities	3,779	3,626	3,454	2,764	2,768
Assets held for sale	—	—	—	—	20,703
Total Assets	171,262	168,417	168,194	162,861	180,518
Liabilities (4)
Future policy benefits and contract owner account balances	52,758	52,943	52,598	52,786	52,625
Liabilities related to separate accounts	100,433	96,794	97,098	92,970	90,552
Payables under securities loan agreements, including collateral held	1,183	1,201	1,004	902	353
Short-term debt	1	1	1	1	1
Long-term debt	2,595	2,970	2,969	2,969	3,044
Other liabilities (3)	2,578	2,807	3,019	2,786	2,683
Liabilities related to consolidated investment entities	1,893	1,706	1,730	1,448	1,467
Liabilities held for sale	—	—	—	—	18,615
Total Liabilities	161,441	158,422	158,419	153,862	169,340
Shareholders' Equity (4)
Preferred stock	—	—	—	—	—
Common stock	1	2	2	2	2
Treasury stock	(80)	(1,906)	(1,820)	(1,301)	(1,016)
Additional paid-in capital	7,542	11,215	11,143	11,177	11,183
Retained earnings (deficit)	(1,310)	(3,238)	(3,394)	(3,857)	(4,957)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,153	6,073	5,931	6,021	5,212
Accumulated other comprehensive income	2,100	2,316	2,431	1,910	4,898
Total Voya Financial, Inc. Shareholders' Equity	8,253	8,389	8,362	7,931	10,110
Noncontrolling interest	1,568	1,606	1,413	1,068	1,068
Total Shareholders' Equity	9,821	9,995	9,775	8,999	11,178
Total Liabilities and Shareholders' Equity	171,262	168,417	168,194	162,861	180,518

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	1,504	1,517	1,638	1,816	1,802
Tax valuation allowance related to Federal NOL's	—	(180)	(180)	(180)	(180)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	(525)	(582)	(613)	(474)	(1,206)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, and other temporary differences	7	(59)	(142)	(212)	770
Total Current and deferred income taxes	986	696	703	950	1,186
Gross Unrealized Gains (losses) reflected in AOCI	2,499	2,772	2,917	2,257	5,745
21% Tax Effect	(525)	(582)	(613)	(474)	(1,206)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.
(4) First quarter 2021 results include impacts related to the closing of the Individual Life Transaction for both the sold entities and the businesses that were ceded: Total investments, Premium receivable and reinsurance recoverable, and Other assets include the transfer of assets to a comfort trust; Retained earnings includes the investment gains, net of related intangible amortization and charges, due to the transfer of assets to the comfort trust; AOCI includes the reduction in unrealized gains and related intangible amortization and charges related to the transfer of assets to the comfort trust as well as the release of the AOCI related to the sold entities.

Voya Financial	Page 12 of 57

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Wealth Solutions
Balance as of Beginning-of-Period	381	332	456	207	264	207	667
Deferrals of commissions and expenses	17	17	17	16	19	67	67
Amortization	(12)	(32)	(23)	(25)	(20)	(92)	(107)
Unlocking	(8)	10	27	(17)	35	12	(103)
Change in unrealized capital gains/losses (1)	53	53	(144)	274	(91)	236	(317)
Balance as of End-of-Period	430	381	332	456	207	430	207
Deferred Sales Inducements as of End-of-Period (2)	23	24	24	26	25	23	25
Other (3)
Balance as of Beginning-of-Period	148	143	142	134	126	134	118
Deferrals of commissions and expenses	9	10	11	9	9	39	41
Amortization	(6)	(3)	(10)	(9)	(12)	(28)	(31)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses (1)	2	(2)	—	7	12	7	7
Balance as of End-of-Period	152	148	143	142	134	152	134
Total
Balance as of Beginning-of-Period	528	475	598	341	390	341	785
Deferrals of commissions and expenses	26	27	28	25	28	106	108
Amortization	(18)	(35)	(33)	(34)	(32)	(120)	(138)
Unlocking	(8)	10	27	(17)	35	12	(103)
Change in unrealized capital gains/losses (1)	55	51	(144)	281	(79)	243	(310)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	582	528	475	598	341	582	341
Balance as of End-of-Period, businesses exited through reinsurance or divestment (4)	796	809	971	994	1,169	796	1,169
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	1,378	1,337	1,446	1,592	1,510	1,378	1,510

(1) Includes insignificant amounts related to the adoption of a new accounting standard (CECL) in Q1 '20.
(2) Deferred sales inducements in other segments are insignificant.
(3) Primarily includes Health Solutions.
(4) Includes DAC and VOBA related to businesses ceded through reinsurance and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 57

Consolidated Capital Structure

	Balances as of
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020

Financial Debt
Senior bonds	1,495	1,869	1,869	1,868	1,943
Subordinated bonds	1,098	1,098	1,098	1,098	1,098
Other debt	3	4	3	4	4
Total Financial Debt	2,596	2,971	2,970	2,970	3,045
Other financial obligations (1)	300	346	381	434	485
Total Financial Obligations	2,896	3,317	3,351	3,404	3,530

Equity (8)
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,541	5,461	5,319	5,409	4,600
Total Equity (Excluding AOCI) (3)	6,153	6,073	5,931	6,021	5,212
Accumulated other comprehensive income (AOCI)	2,100	2,316	2,431	1,910	4,898
Total Voya Financial, Inc. Shareholders' Equity	8,253	8,389	8,362	7,931	10,110
Noncontrolling interest	1,568	1,606	1,413	1,068	1,068
Total Shareholders' Equity	9,821	9,995	9,775	8,999	11,178

Capital (8)
Capitalization (4)	10,849	11,360	11,332	10,901	13,155
Adjusted Capitalization (5)	12,717	13,312	13,126	12,403	14,708

Debt to Capital (8)
Debt to Capital (6)	23.9%	26.2%	26.2%	27.2%	23.1%
Financial leverage ratio (3)(7)	27.6%	29.5%	30.2%	32.4%	28.2%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(4) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(5) This measure is a Non-GAAP financial measure. Includes Total Financial Obligations and Total Shareholders' Equity.
(6) Total Financial Debt divided by Capitalization.
(7) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization.
(8) First quarter 2021 results include impacts related to the close of the Individual Life Transaction for both the sold entities and the businesses that were ceded: Common Equity (Excluding AOCI) includes the investment gains, net of related intangible amortization and charges, due to the transfer of assets to the comfort trust; AOCI includes the reduction in unrealized gains and related intangible amortization and charges related to the transfer of assets to the comfort trust as well as the release of the AOCI related to the sold entities.

Voya Financial	Page 14 of 57

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of December 31, 2021
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management(2)	AUA - Assets Under Administration & Advisement(3)	Total AUM and AUA(2)

Wealth Solutions(1)	33,359	95,018	82,982	211,359	324,886	536,246
Investment Management	38,004	30,727	195,102	263,832	59,823	323,656
Health Solutions	1,869	18	—	1,887	—	1,887
Eliminations/Other	(35,228)	(25,330)	(11,236)	(71,794)	(50,960)	(122,754)
Total AUM and AUA(2)	38,004	100,433	266,848	405,285	333,749	739,035

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes AUM balances related to businesses that have been exited through reinsurance or divestments, for which a substantial portion of the assets is still being managed by the Investment Management segment and reported as part of that segment’s Institutional/Mutual Funds AUM.

(3) AUA includes Assets Under Advisement. Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative or ancillary services are performed.

Wealth Solutions

Voya Financial	Page 16 of 57
Wealth Solutions Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Sources of operating earnings before income taxes:
Gross investment income	387	390	391	398	408	1,565	1,598
Investment expenses	(20)	(20)	(20)	(20)	(20)	(80)	(77)
Credited interest	(222)	(222)	(218)	(216)	(235)	(878)	(931)
Net margin	145	148	153	162	153	607	588
Other investment income (1)	58	52	52	44	39	205	173
Investment spread and other investment income, excluding alts/prepays above/below expectations	202	200	205	205	192	812	761
Alternative investment income and prepayment fees above (below) long-term expectations	82	147	96	81	64	406	24
Investment spread and other investment income	285	347	301	286	256	1,218	785
Full service fee based revenue	171	172	165	156	150	663	545
Recordkeeping and other fee based revenue (2)	112	114	122	125	125	474	449
Total fee based margin	283	286	287	281	275	1,138	992
Net underwriting gain (loss) and other revenue	—	—	(5)	(4)	(5)	(9)	(14)
Net revenue	568	633	583	563	526	2,346	1,763
Administrative expenses	(232)	(222)	(212)	(219)	(210)	(885)	(852)
Net commissions	(66)	(66)	(63)	(61)	(58)	(257)	(220)
DAC/VOBA and other intangibles amortization, excluding unlocking	(30)	(33)	(31)	(30)	(30)	(124)	(100)
DAC/VOBA and other intangibles unlocking (3)	1	7	18	2	30	29	(149)
Adjusted operating earnings before income taxes (4)	241	319	295	255	258	1,110	443
Adjusted Operating Margin TTM	47.3%	48.9%	38.7%	30.5%	25.2%
Adjusted Operating Margin Excluding Notables TTM	35.5%	36.1%	35.0%	34.2%	33.0%
Full Service Revenue (5)
Full Service Investment Spread and other investment income	272	332	287	275	240	1,166	742
Full Service Fee Based Revenue	171	172	165	156	150	663	545
Total Full Service Revenue	443	504	452	431	390	1,829	1,287
Client Assets
Spread Based	33,359	33,519	33,212	33,397	34,712	33,359	34,712
Fee Based	434,340	421,644	424,664	399,971	379,840	434,340	379,840
Retail Client Assets (6)	28,300	27,974	28,058	64,575	62,842	28,300	62,842
Defined Contribution Investment-only Stable Value	40,246	41,329	41,901	42,441	42,864	40,246	42,864
Total Client Assets	536,246	524,466	527,835	540,383	520,258	536,246	520,258

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) The reduction in recordkeeping and other fee based revenue for the three months ending September 30, 2021 reflects the reduction in fee revenue related to the sale of our Financial Planning Channel on June 9, 2021.

(3) Includes $2M loss recognition in Q3 2021 and $10 million reserve adjustment related to loss recognition in Q3 2020.
(4) For a reconciliation to the adjusted operating earnings presentation on pages 9 and 10, see page 39 in the Reconciliation section of this document.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) The June 30, 2021 balance for Retail Client Assets reflects approximately a $38 billion reduction in assets related to the sale of our Financial Planning Channel on June 9, 2021.

Voya Financial	Page 17 of 57
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Full service - Corporate markets
Client Assets, beginning of period	95,456	95,336	89,999	86,581	77,915	86,581	73,497
Transfers / Single deposits	1,575	1,925	1,164	1,915	1,612	6,578	5,217
Recurring deposits	1,938	2,003	1,994	2,227	1,721	8,161	7,183
Total Deposits	3,514	3,928	3,157	4,142	3,333	14,740	12,400
Surrenders, benefits, and product charges	(3,941)	(3,340)	(2,969)	(3,458)	(3,226)	(13,709)	(10,468)
Net Flows	(427)	587	188	683	108	1,031	1,934
Interest credited and investment performance	4,669	(467)	5,150	2,734	8,559	12,086	11,152
Client Assets, end of period - Corporate markets	99,698	95,456	95,336	89,999	86,581	99,698	86,581

Full service - Tax-exempt markets
Client Assets, beginning of period	84,929	85,179	81,180	78,831	74,753	78,831	70,109
Transfers / Single deposits	399	415	493	1,038	429	2,344	4,326
Recurring deposits	980	955	964	995	955	3,895	3,877
Total Deposits	1,379	1,371	1,457	2,033	1,384	6,239	8,203
Surrenders, benefits, and product charges	(1,836)	(1,603)	(1,407)	(1,848)	(3,820)	(6,694)	(8,533)
Net Flows	(457)	(232)	50	185	(2,436)	(455)	(330)
Interest credited and investment performance	3,533	(17)	3,948	2,164	6,514	9,628	9,052
Client Assets, end of period - Tax-exempt markets	88,004	84,929	85,179	81,180	78,831	88,004	78,831

Full Service - Total
Client Assets, beginning of period	180,385	180,515	171,179	165,412	152,668	165,412	143,606
Transfers / Single deposits	1,974	2,340	1,657	2,953	2,041	8,922	9,543
Recurring deposits	2,918	2,958	2,958	3,222	2,676	12,056	11,060
Total Deposits	4,893	5,299	4,614	6,175	4,717	20,979	20,603
Surrenders, benefits, and product charges	(5,777)	(4,943)	(4,376)	(5,306)	(7,046)	(20,403)	(19,001)
Net Flows	(884)	355	238	868	(2,328)	576	1,604
Interest credited and investment performance	8,202	(484)	9,098	4,898	15,073	21,714	20,204
Client Assets, end of period - Full Service Total	187,702	180,385	180,515	171,179	165,412	187,702	165,412

Full Service - Client Assets
Fee-based	154,839	147,378	147,835	138,326	132,531	154,839	132,531
Spread-based	32,864	33,006	32,679	32,853	32,881	32,864	32,881
Client Assets, end of period - Full Service Total	187,702	180,385	180,515	171,179	165,412	187,702	165,412

Voya Financial	Page 18 of 57
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Recordkeeping
Client Assets, beginning of period	274,265	276,829	261,645	247,309	226,396	247,309	195,154
Transfers / Single deposits	812	638	1,256	5,725	1,795	8,431	31,765
Recurring deposits	3,892	3,865	4,113	4,660	3,643	16,531	14,984
Total Deposits	4,705	4,503	5,369	10,385	5,439	24,962	46,750
Surrenders, benefits, and product charges	(12,451)	(6,256)	(6,124)	(6,860)	(7,384)	(31,692)	(22,253)
Net Flows	(7,747)	(1,753)	(755)	3,525	(1,945)	(6,731)	24,497
Interest credited and investment performance	12,982	(810)	15,939	10,811	22,858	38,923	27,658
Client Assets, end of period - Recordkeeping	279,501	274,265	276,829	261,645	247,309	279,501	247,309

Total Defined Contribution (1)
Client Assets, beginning of period	454,650	457,343	432,823	412,721	379,063	412,721	338,758
Transfers / Single deposits	2,786	2,978	2,912	8,677	3,836	17,354	41,310
Recurring deposits	6,811	6,823	7,071	7,882	6,320	28,587	26,044
Total Deposits	9,597	9,801	9,983	16,559	10,156	45,941	67,354
Surrenders, benefits, and product charges	(18,229)	(11,199)	(10,500)	(12,167)	(14,429)	(52,095)	(41,253)
Net Flows	(8,632)	(1,398)	(517)	4,392	(4,273)	(6,154)	26,101
Interest credited and investment performance	21,184	(1,295)	25,037	15,710	37,931	60,636	47,862
Client Assets, end of period - Total Defined Contribution	467,203	454,650	457,343	432,823	412,721	467,203	412,721

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	41,329	41,902	42,442	42,864	41,908	42,864	36,374
Transfers / Single deposits	280	127	133	630	1,653	1,169	6,116
Recurring deposits	103	136	114	173	211	525	1,413
Total Deposits	382	262	247	803	1,864	1,694	7,529
Surrenders, benefits, and product charges	(1,112)	(982)	(749)	(959)	(1,103)	(3,802)	(3,238)
Net Flows	(730)	(719)	(502)	(156)	761	(2,108)	4,291
Interest credited and investment performance	(353)	148	(38)	(266)	195	(509)	2,199
Assets, end of period - Defined Contribution Investment-only SV	40,246	41,329	41,902	42,442	42,864	40,246	42,864

Retail Client Assets (3)	28,306	27,980	28,064	64,581	62,848	28,306	62,848

Other Assets (4)	490	507	527	538	1,825	490	1,825

Total Client Assets	536,246	524,466	527,835	540,383	520,258	536,246	520,258

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors. The reduction in the June 30, 2021 balance reflects approximately a $38 billion reduction in assets related to the sale of our Financial Planning Channel on June 9, 2021.

(4) Includes other guaranteed payout products.

Investment Management

Voya Financial	Page 20 of 57
Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	8	8	7	6	6	28	23
Alternative investment income and prepayment fees above (below) long-term expectations	12	21	20	22	12	75	(6)
Investment spread and other investment income	20	29	27	28	18	103	17
Fee based margin(1)	181	172	165	162	217	680	686
Net revenue	201	200	192	190	235	783	703
Administrative expenses(2)	(142)	(138)	(127)	(137)	(145)	(544)	(506)
Adjusted operating earnings before income taxes(3)	59	63	66	52	90	239	197
Adjusted Operating Margin TTM	30.7%	33.2%	32.3%	28.7%	28.0%
Adjusted Operating Margin Excluding Notables TTM	25.7%	25.9%	25.3%	24.3%	24.6%
Fee based margin(1)
Investment advisory and administrative revenue	178	167	163	158	160	667	619
Other fee based margin	3	5	2	4	57	13	67
Fee based margin	181	172	165	162	217	680	686

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Includes expenses attributable to investment capital results above (below) long-term expectations.
(3) For a reconciliation to the adjusted operating earnings presentation on pages 9 and 10, see page 40 in the Reconciliation section of this document.

Voya Financial	Page 21 of 57
Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Client Assets:
External Clients
Institutional	148,921	138,332	138,005	134,460	111,964	148,921	111,964
Retail	76,908	75,352	77,007	75,382	75,116	76,908	75,116
Subtotal External Clients	225,829	213,684	215,013	209,842	187,080	225,829	187,080
General Account	38,004	39,049	38,425	38,708	58,421	38,004	58,421
Total Client Assets (AUM)	263,832	252,733	253,438	248,550	245,501	263,832	245,501
Assets under Advisement and Administration (AUA)	59,823	60,666	61,893	60,930	56,179	59,823	56,179
Total AUM and AUA	323,656	313,399	315,331	309,480	301,680	323,656	301,680

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	92	83	80	79	72	334	272
Retail	59	58	57	53	54	227	212
Subtotal External Clients	151	141	137	132	126	561	485
General Account	20	20	21	21	29	82	116
Total Investment Advisory and Administrative Revenues (AUM)	171	161	158	153	155	643	601
Administration Only Fees	6	6	5	5	5	22	18
Total Investment Advisory and Administrative Revenues	178	167	163	158	160	667	619

Revenue Yield (bps) (1)
External Clients
Institutional	25.3	23.9	23.5	23.2	26.0	23.9	26.2
Retail	30.6	30.1	29.6	28.4	30.1	29.7	30.6
Revenue Yield on External Clients	27.1	26.1	25.7	25.1	27.6	25.9	27.9
General Account	21.0	21.2	21.3	21.9	20.2	21.4	20.3
Revenue Yield on Client Assets (AUM)	26.2	25.4	25.0	24.6	25.8	25.2	26.1
Revenue Yield on Advisement and Administrative Only Assets (AUA)	4.1	3.9	3.5	3.5	3.7	3.7	3.5
Total Revenue Yield on AUM and AUA (bps)	22.1	21.2	20.8	20.5	21.8	21.1	21.9

Revenue Yield on Client Assets (AUM) - trailing twelve months	25.2	25.4	25.3	25.3	26.1	25.2	26.1

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 22 of 57
Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Institutional AUM:
Beginning of period AUM	138,332	138,005	134,460	111,964	110,019	111,964	94,424
Inflows	12,899	5,868	4,504	4,046	5,041	27,317	25,933
Outflows	(3,383)	(6,621)	(4,064)	(4,174)	(5,603)	(18,242)	(15,318)
Net flows- Institutional (1)	9,516	(753)	440	(128)	(563)	9,075	10,614
Net Money Market Flows	—	—	—	—	—	—	55
Change in Market Value	1,028	509	3,395	(2,561)	3,331	2,371	6,862
Other (Including Acquisitions / Divestitures) (2)	45	571	(290)	25,185	(823)	25,511	9
End of period AUM - Institutional	148,921	138,332	138,005	134,460	111,964	148,921	111,964
Organic Growth (Net Flows/Beginning of period AUM) (1)	6.9%	-0.5%	0.3%	-0.1%	-0.5%	8.1%	11.2%
Market Growth %	0.7%	0.4%	2.5%	-2.3%	3.0%	2.1%	7.3%
Retail AUM:
Beginning of period AUM	75,352	77,008	75,382	75,116	70,367	75,116	72,398
Inflows	2,207	2,077	2,201	2,971	2,375	9,456	10,927
Outflows	(2,727)	(2,418)	(2,392)	(3,223)	(3,427)	(10,760)	(13,166)
Net flows- Retail	(520)	(341)	(191)	(252)	(1,052)	(1,304)	(2,240)
Net Money Market Flows	11	(43)	(101)	(157)	(1)	(290)	353
Change in Market Value	3,001	57	4,047	1,604	6,522	8,709	8,377
Net Flows from Divested Businesses	(761)	(708)	(710)	(795)	(679)	(2,974)	(2,506)
Other (Including Acquisitions / Divestitures)	(174)	(621)	(1,419)	(134)	(41)	(2,348)	(1,267)
End of period AUM - Retail	76,908	75,352	77,008	75,382	75,116	76,908	75,116
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-0.7%	-0.4%	-0.3%	-0.3%	-1.5%	-1.7%	-3.1%
Market Growth %	4.0%	0.1%	5.4%	2.1%	9.3%	11.6%	11.6%
Net Flows:
Institutional Net Flows (1)	9,516	(753)	440	(128)	(563)	9,075	10,614
Retail Net Flows	(520)	(341)	(191)	(252)	(1,052)	(1,304)	(2,240)
Net Flows from Divested Businesses	(761)	(708)	(710)	(795)	(679)	(2,974)	(2,506)
Total Net Flows (1)	8,234	(1,802)	(461)	(1,175)	(2,293)	4,796	5,869
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements (1)	8,995	(1,094)	249	(380)	(1,614)	7,770	8,375
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM) (1)	4.2%	-0.5%	0.1%	-0.2%	-0.9%	4.2%	5.0%

(1) Starting Q1 2021, amounts exclude liquidity related cash flow activities. Historical periods presented have been revised to conform with this presentational change.
(2) Starting Q1 2021, amounts include liquidity related cash flow activities. Historical periods presented have been revised to conform with this presentational change.

Voya Financial	Page 23 of 57
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Institutional
Equity	14,994	14,632	14,526	13,275	13,184
Fixed Income - Public	72,550	65,494	66,531	65,603	49,900
Fixed Income - Privates	46,631	44,109	42,561	40,968	34,810
Alternatives	14,746	14,097	14,388	14,614	14,070
Money Market	—	—	—	—	—
Total	148,921	138,332	138,005	134,460	111,964

Retail
Equity	47,583	45,737	47,168	45,644	45,066
Fixed Income - Public	26,676	27,045	27,289	26,549	26,516
Fixed Income - Privates	634	638	640	1,240	1,489
Alternatives	470	407	350	291	244
Money Market	1,546	1,526	1,560	1,658	1,801
Total	76,908	75,352	77,007	75,382	75,116

General Account
Equity	308	377	425	418	320
Fixed Income - Public	20,000	20,426	19,831	19,810	32,469
Fixed Income - Privates	14,601	14,546	14,644	14,813	21,003
Alternatives	2,645	2,780	2,778	2,899	3,384
Money Market	449	920	748	767	1,246
Total	38,004	39,049	38,425	38,707	58,421

Combined Asset Type
Equity	62,884	60,746	62,118	59,337	58,569
Fixed Income - Public	119,225	112,965	113,651	111,963	108,885
Fixed Income - Privates	61,867	59,292	57,846	57,021	57,301
Alternatives	17,861	17,285	17,516	17,803	17,698
Money Market	1,995	2,446	2,308	2,425	3,047
Total	263,832	252,733	253,438	248,550	245,501

Total Private and Alternative Assets	79,728	76,577	75,361	74,824	74,999
% of Private and Alternative Assets / Total AUM	30.2%	30.3%	29.7%	30.1%	30.5%

Total Wealth Assets	112,905	112,941	113,309	109,498	109,592
% of Wealth Assets / Total AUM	42.8%	44.7%	44.7%	44.1%	44.6%

Health Solutions

Voya Financial	Page 25 of 57
Health Solutions Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Sources of operating earnings before income taxes:
Gross investment income	23	24	21	22	23	92	92
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(13)	(14)	(14)	(14)	(13)	(54)	(55)
Net margin	9	9	7	8	9	34	33
Other investment income	10	9	9	8	4	36	21
Investment spread and other investment income, excluding alts/prepays above/below expectations	20	18	16	16	13	70	54
Alternative investment income and prepayment fees above (below) long-term expectations	9	14	11	6	7	41	4
Investment spread and other investment income	28	32	27	22	20	111	58
Net underwriting gain (loss) and other revenue	144	168	162	137	143	611	601
Net revenue	172	200	189	159	163	722	659
Administrative expenses	(88)	(79)	(76)	(74)	(67)	(317)	(269)
Net commissions	(45)	(43)	(44)	(42)	(42)	(175)	(168)
DAC/VOBA and other intangibles amortization, excluding unlocking	(6)	(7)	(6)	(6)	(4)	(25)	(19)
Adjusted operating earnings before income taxes (1)	33	71	63	37	50	204	204
Adjusted Operating Margin TTM	28.3%	31.1%	30.3%	28.0%	30.9%
Adjusted Operating Margin Excluding Notables TTM	33.5%	34.0%	33.4%	33.5%	33.4%
Group life:
Premiums	140	139	135	136	132	550	528
Benefits	(136)	(132)	(119)	(137)	(109)	(525)	(432)
Other (2)	(2)	—	(1)	(7)	(3)	(10)	(7)
Total Group life	1	7	15	(8)	20	15	89
Group Life Loss Ratio (Interest adjusted)	97.5%	95.6%	88.2%	100.7%	82.3%	95.5%	81.8%
Group stop loss:
Premiums	288	291	295	291	264	1,165	1,062
Benefits	(224)	(226)	(231)	(220)	(210)	(901)	(825)
Other (2)	(1)	(1)	(1)	(2)	(1)	(5)	(4)
Total Group stop loss	63	64	63	69	53	260	233
Stop loss Loss Ratio	77.7%	77.5%	78.2%	75.6%	79.6%	77.3%	77.7%
Voluntary Benefits, Disability, and Other	79	97	83	76	70	335	276
Net underwriting gain (loss) and other revenue
Premiums	562	564	562	561	512	2,248	2,062
Benefits	(419)	(399)	(400)	(413)	(364)	(1,630)	(1,451)
Other (2)	1	2	—	(10)	(5)	(8)	(12)
Total Net underwriting gain (loss) and other revenue	144	168	162	137	143	611	601
Total Aggregate Loss Ratio TTM (3)	72.5%	71.6%	71.6%	71.8%	70.4%	72.5%	70.4%

(1) For a reconciliation to the adjusted operating earnings presentation on pages 9 and 10, see page 40 in the Reconciliation section of this document.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(3) Total Aggregate Loss Ratio is calculated using Trailing twelve months..

Voya Financial	Page 26 of 57
Health Solutions Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Sales by Product Line:
Group life and Disability	12	18	21	60	6	110	119
Stop loss	14	24	20	297	15	355	308
Voluntary	6	11	29	81	5	128	134
Total sales by product line	31	53	70	438	26	593	561

Total gross premiums and deposits	610	611	602	607	557	2,429	2,234

Annualized In-force Premiums by Product Line:
Group life and Disability	752	771	749	730	714	752	714
Stop loss	1,181	1,184	1,191	1,182	1,096	1,181	1,096
Voluntary	576	561	550	554	472	576	472
Total annualized in-force premiums	2,510	2,515	2,490	2,466	2,282	2,510	2,282

Assets Under Management by Fund Group
General account	1,869	1,924	1,888	1,817	1,821	1,869	1,821
Separate account	18	17	17	17	16	18	16
Total AUM	1,887	1,941	1,905	1,834	1,837	1,887	1,837

Corporate

Voya Financial	Page 28 of 57

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Interest expense (excluding Preferred stock dividends)(1)	(40)	(42)	(41)	(42)	(44)	(165)	(174)
Preferred stock dividends	(4)	(14)	(4)	(14)	(4)	(36)	(36)
Amortization of intangibles	(2)	(2)	(2)	(2)	(2)	(8)	(25)
Stranded costs net of TSA revenue	3	3	(8)	(13)	—	(15)	—
Individual Life transaction, stranded costs, pre-close	—	—	—	—	(35)	—	(138)
Other	(11)	(10)	(16)	—	(9)	(37)	24
Adjusted operating earnings before income taxes	(54)	(65)	(71)	(71)	(94)	(261)	(349)

(1) Includes interest expense related to intercompany loans and other operating expenses related to financing agreements.

Net Revenue, Adjusted Operating Margin,
and Administrative Expenses

Voya Financial	Page 30 of 57
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Net Revenue Excluding Notable Items

Wealth Solutions
Investment spread and other investment income	202	200	205	202	192	809	761
Fee based margin	283	286	277	266	261	1,112	941
Net underwriting gain (loss) and other revenue	—	—	(5)	(4)	(5)	(9)	(14)
Wealth Solutions Net Revenue	485	486	477	464	448	1,912	1,690

Investment Management
Investment capital and other investment income	8	8	7	6	6	28	23
Fee based margin	196	172	165	162	176	695	631
Investment Management Net Revenue	204	180	172	168	182	723	654

Health Solutions
Investment spread and other investment income	20	18	16	16	13	70	54
Net underwriting gain (loss) and other revenue	178	186	173	170	152	707	631
Health Solutions Net Revenue	198	204	188	186	165	777	685
Total Net Revenue Excluding Notable Items (1)	887	870	837	818	795	3,412	3,029

Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	158	183	176	161	157	678	558
Investment Management	58	46	48	34	54	186	161
Health Solutions	58	75	62	64	52	260	229
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	274	304	286	259	263	1,124	948
Corporate	(38)	(50)	(52)	(65)	(49)	(205)	(217)
Total Adjusted Operating Earnings Excluding Notable Items (1)	236	254	234	194	214	919	731

Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	32.6%	37.7%	36.9%	34.7%	35.0%	35.5%	33.0%
Investment Management	28.4%	25.6%	27.9%	20.2%	29.7%	25.7%	24.6%
Health Solutions	29.3%	36.8%	33.0%	34.4%	31.5%	33.5%	33.4%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	30.9%	34.9%	34.2%	31.7%	33.1%	32.9%	31.3%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	26.6%	29.2%	28.0%	23.7%	26.9%	26.9%	24.1%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	35.5%	36.1%	35.0%	34.2%	33.0%
Investment Management	25.7%	25.9%	25.3%	24.3%	24.6%
Health Solutions	33.5%	34.0%	33.4%	33.5%	33.4%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	32.9%	33.5%	32.6%	32.0%	31.3%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	26.9%	27.0%	25.5%	24.7%	24.1%

(1) See page 45 for Notable items.

Voya Financial	Page 31 of 57
Administrative Expenses

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Wealth Solutions	(232)	(222)	(212)	(219)	(210)	(885)	(852)
Investment Management	(142)	(138)	(127)	(137)	(145)	(544)	(506)
Health Solutions	(88)	(79)	(76)	(74)	(67)	(317)	(269)
Stranded costs net of TSA revenue (1)	3	3	(8)	(13)	—	(15)	—
Total Administrative Expenses (2)	(459)	(436)	(423)	(443)	(422)	(1,761)	(1,627)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals above (below) target performance, pension, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Investment Information

Voya Financial	Page 33 of 57
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	12/31/2021				9/30/2021				12/31/2021

Invested Assets
Book Values, Gross investment income and Earned rate(1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	13,133	32.0%	157	4.7%	13,565	33.0%	157	4.8%	13,133	32.0%	629	4.9%
Private credit	7,940	19.0%	84	4.3%	7,863	19.0%	86	4.4%	7,940	19.0%	354	4.5%
Securitized(2)(3)	9,919	24.0%	105	4.2%	10,147	25.0%	102	4.2%	9,919	24.0%	415	4.2%
Commercial mortgage loans	5,582	14.0%	56	4.1%	5,552	13.0%	56	4.1%	5,582	14.0%	225	4.1%
Municipals	965	2.0%	9	3.9%	921	2.0%	9	4.0%	965	2.0%	35	4.0%
Short-term / Treasury	796	2.0%	9	4.4%	802	2.0%	9	4.3%	796	2.0%	34	4.4%
Equity securities	318	1.0%	5	5.9%	362	1.0%	5	5.5%	318	1.0%	21	5.7%
Policy loans	392	1.0%	5	5.6%	402	1.0%	7	7.0%	392	1.0%	23	5.8%
Derivatives	(10)	—%	3	N/A	(11)	—%	3	N/A	(10)	—%	10	N/A
Book Values and Gross Investment Income before variable components	39,035	96.0%	434	4.5%	39,604	96.0%	434	4.5%	39,035	96.0%	1,747	4.5%

Book Values and Gross Investment Income on variable components
Limited partnership	1,692	4.0%	127	35.8%	1,648	4.0%	184	59.0%	1,692	4.0%	562	46.4%
Prepayment / Other fee income	N/A	N/A	12	0.1%	N/A	N/A	23	0.2%	N/A	N/A	62	0.2%
Book Values and Gross Investment Income (variable)	1,692	4.0%	139	N/A	1,648	4.0%	207	N/A	1,692	4.0%	624	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	40,727	100.0%	573	5.7%	41,251	100.0%	641	6.5%	40,727	100.0%	2,371	6.0%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 34 of 57
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (2)
(in millions USD)	9/30/2021		06/30/2021		03/31/2021		12/31/2020

Statutory Carrying Value(1)	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	13,692	33.0%	13,367	33.0%	13,227	33.0%	12,297	31.0%
Private credit	7,707	19.0%	7,824	19.0%	7,970	20.0%	8,226	21.0%
Securitized	10,022	24.0%	9,673	24.0%	9,675	24.0%	9,873	25.0%
Municipals	921	2.0%	885	2.0%	848	2.0%	814	2.0%
Short-term / Treasury	1,055	3.0%	888	2.0%	888	2.0%	889	2.0%
Total Fixed maturities	33,397	81.0%	32,637	81.0%	32,607	81.0%	32,100	82.0%
Commercial mortgage loans	5,551	14.0%	5,564	14.0%	5,613	14.0%	5,581	14.0%
Limited partnership	1,648	4.0%	1,510	4.0%	1,447	4.0%	1,183	3.0%
Equity securities	505	1.0%	473	1.0%	547	1.0%	356	1.0%
Total	41,100	100.0%	40,183	100.0%	40,213	100.0%	39,220	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,949	51.0%	16,377	50.0%	16,394	50.3%	16,626	52.0%
NAIC 2	14,834	44.0%	14,382	44.0%	14,328	43.9%	13,676	43.0%
NAIC 3 and below	1,613	5.0%	1,878	6.0%	1,886	5.8%	1,798	6.0%
Total Fixed maturities	33,397	100.0%	32,637	100.0%	32,607	100.0%	32,100	100.0%

Commercial Mortgage Loans:
CML 1	4,637	84.0%	4,731	85.0%	4,826	86.0%	4,854	87.0%
CML 2	844	15.0%	743	13.0%	692	12.0%	676	12.0%
CML 3 and below	70	1.0%	89	2.0%	94	2.0%	51	1.0%
Total Commercial mortgage loans	5,551	100.0%	5,564	100.0%	5,613	100.0%	5,581	100.0%

(1) December 31, 2020 General Account Portfolio represents pro-forma statutory carrying value weights, post Life Transaction view, for Voya’s ongoing operating insurance companies (RLI, RNY, and VRIAC).

(2) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 57
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Wealth Solutions
Average alternative investments	1,508	1,439	1,366	1,127	880	1,360	878
Alternative investment income	115	166	122	107	80	511	107
Investment Management
Average alternative investments	337	331	307	262	262	309	237
Alternative investment income	20	28	27	28	18	104	15
Health Solutions
Average alternative investments	152	145	152	85	100	134	99
Alternative investment income	12	17	14	8	9	50	13

Table above excludes alternative investments that are reflected in businesses exited or to be exited and in discontinued operations.

Reconciliations

Voya Financial	Page 37 of 57

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Revenues
Net investment income	673	731	656	714	825	2,774	2,909
Fee income	446	487	436	458	550	1,827	2,026
Premiums	544	573	516	(4,987)	597	(3,354)	2,416
Net gains (losses)	(179)	(103)	(37)	1,742	(61)	1,423	(365)
Other revenues	49	46	374	110	146	579	409
Income (loss) related to consolidated investment entities	142	275	558	6	167	981	254
Total revenues	1,675	2,009	2,503	(1,957)	2,224	4,230	7,649

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(627)	(714)	(686)	4,190	(923)	2,163	(4,101)
Operating expenses	(636)	(642)	(706)	(602)	(741)	(2,586)	(2,654)
Net amortization of DAC/VOBA	(40)	(190)	(26)	(539)	(16)	(795)	(352)
Interest expense	(59)	(39)	(39)	(49)	(39)	(186)	(159)
Operating expenses related to consolidated investment entities	(13)	(13)	(18)	(5)	(10)	(49)	(31)
Total benefits and expenses	(1,375)	(1,598)	(1,475)	2,995	(1,729)	(1,453)	(7,297)
Income (loss) from continuing operations before income taxes	300	411	1,028	1,038	495	2,777	352
Less:
Net investment gains (losses) and related charges and adjustments	(86)	(1)	29	38	(41)	(20)	22
Net guaranteed benefit gains (losses) and related charges and adjustments	(3)	(3)	(5)	10	58	(1)	22
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	14	(173)	247	725	46	812	(342)
Income (loss) attributable to noncontrolling interests	100	214	447	—	124	761	157
Income (loss) on early extinguishment of debt	(21)	—	—	(10)	—	(31)	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	33	—	—	—	2	33	2
Dividend payments made to preferred shareholders	4	14	4	14	4	36	36
Other adjustments	(19)	(28)	(46)	(11)	(2)	(105)	(41)
Adjusted operating earnings before income taxes	279	388	353	273	304	1,292	495

Voya Financial	Page 38 of 57

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Total revenues	1,675	2,009	2,503	(1,957)	2,224	4,230	7,649

Less:
Net investment gains (losses) and related charges and adjustments	(94)	(5)	(71)	32	(47)	(138)	13
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(3)	(3)	(5)	10	58	(1)	22
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	(11)	57	296	(3,709)	419	(3,368)	1,494
Revenues (loss) attributable to noncontrolling interests	112	228	464	5	156	809	215
Other adjustments	54	44	205	109	99	413	310
Total adjusted operating revenues	1,618	1,689	1,614	1,595	1,539	6,516	5,595

Adjusted operating revenues by segment
Wealth Solutions	791	857	807	782	763	3,238	2,717
Investment Management	201	200	193	190	235	783	702
Health Solutions	599	606	591	600	540	2,395	2,155
Corporate	27	25	24	24	1	100	21
Total adjusted operating revenues	1,618	1,689	1,614	1,595	1,539	6,516	5,595

Voya Financial	Page 39 of 57

Wealth Solutions Sources of Adjusted Operating Earnings Reconciliation

	Page	Three Months Ended					Year-to-Date
(in millions USD)	Reference	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Net investment income and net gains (losses)	page 9/10	508	571	525	509	496	2,113	1,742
Reclass adjustments:
Credited Interest	page 16	(222)	(222)	(218)	(216)	(235)	(878)	(931)
Other(1)		(1)	(2)	(6)	(7)	(5)	(17)	(26)
Investment spread and other investment income	page 16	285	347	301	286	256	1,218	785

Fee income	page 9/10	270	272	262	252	242	1,056	877
Other revenue	page 9/10	12	14	20	21	24	67	89
Reclass adjustments:
Other(1)		1	—	5	8	9	15	26
Total fee based margin	page 16	283	286	287	281	275	1,138	992

Premiums	page 9/10	—	—	—	—	—	—	8
Interest credited and other benefits to contract owners/policyholders	page 9/10	(223)	(227)	(223)	(216)	(237)	(891)	(962)
Reclass adjustments:
Credited Interest	page 16	222	222	218	216	235	878	931
Loss Recognition	page 16	—	2	—	—	—	2	10
Other(1)		1	3	—	(4)	(3)	2	(1)
Net underwriting gain (loss) and other revenue	page 16	—	—	(5)	(4)	(5)	(9)	(14)

Operating expenses	page 9/10	(298)	(288)	(277)	(283)	(269)	(1,146)	(1,074)
Administration expenses and Net commissions	page 16	(298)	(288)	(275)	(280)	(268)	(1,142)	(1,072)

Net amortization of DAC/VOBA	page 9/10	(28)	(23)	(12)	(29)	1	(92)	(237)
Reclass adjustments:
DAC/VOBA and other intangibles unlocking	page 16	(1)	(7)	(18)	(2)	(30)	(29)	149
Loss Recognition	page 16	—	(2)	—	—	—	(2)	(10)
DAC/VOBA and other intangibles amortization, excluding unlocking	page 16	(30)	(33)	(31)	(30)	(30)	(124)	(100)

(1) Includes presentational reclasses primarily related to reinsurance and policy loans.

Voya Financial	Page 40 of 57

Investment Management and Health Solutions Sources of Adjusted Operating Earnings Reconciliation

	Page	Three Months Ended					Year-to-Date
(in millions USD)	Reference	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Investment Management
Net investment income and net gains (losses)	page 9/10	20	28	27	28	18	103	15
Investment spread and other investment income	page 20	20	29	27	28	18	103	17

Fee income	page 9/10	178	167	163	158	160	667	619
Other revenue	page 9/10	3	5	3	3	57	14	69
Total fee based margin	page 20	181	172	165	162	217	680	686

Operating expenses	page 9/10	(142)	(138)	(127)	(137)	(145)	(544)	(506)
Administration expenses	page 20	(142)	(138)	(127)	(137)	(145)	(544)	(506)

Health Solutions
Net investment income and net gains (losses)	page 9/10	42	46	42	36	34	165	114
Reclass adjustments:
Credited Interest	page 25	(13)	(14)	(14)	(14)	(13)	(54)	(55)
Investment spread and other investment income	page 25	28	32	27	22	20	111	58

Fee income	page 9/10	19	19	15	15	15	69	61
Other revenue	page 9/10	(2)	(2)	(2)	(2)	(2)	(7)	(7)
Premiums	page 9/10	540	543	535	550	492	2,168	1,986
Interest credited and other benefits to contract owners/policyholders	page 9/10	(427)	(406)	(403)	(437)	(376)	(1,673)	(1,495)
Reclass adjustments:
Credited Interest	page 25	13	14	14	14	13	54	55
Net underwriting gain (loss) and other revenue	page 25	144	168	162	137	143	611	601

Operating expenses	page 9/10	(133)	(122)	(117)	(119)	(109)	(491)	(437)
Administration expenses and Net commissions	page 25	(133)	(122)	(120)	(116)	(109)	(492)	(437)

Net amortization of DAC/VOBA	page 9/10	(6)	(7)	(6)	(6)	(4)	(25)	(19)
DAC/VOBA and other intangibles amortization, excluding unlocking	page 25	(6)	(7)	(6)	(6)	(4)	(25)	(19)

Voya Financial	Page 41 of 57

Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	12/31/2021			9/30/2021			6/30/2021			3/31/2021			12/31/2020
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		403	3.36		142	1.15		459	3.53		1,086	8.29		257	1.94
Plus: Net income (loss) attributable to noncontrolling interest		100	0.83		214	1.75		447	3.43		—	—		124	0.93
Less: Preferred stock dividends		(4)	(0.03)		(14)	(0.11)		(4)	(0.03)		(14)	(0.11)		(4)	(0.03)
Less: Income (loss) from discontinued operations		5	0.05		(1)	(0.01)		(6)	(0.04)		14	0.10		(57)	(0.43)
Income (loss) from continuing operations	300	502	4.18	411	371	3.03	1,028	916	7.04	1,038	1,086	8.30	495	442	3.33
Less:
Net investment gains (losses) and related charges and adjustments	(86)	(68)	(0.56)	(1)	(1)	(0.01)	29	23	0.18	38	30	0.23	(41)	(32)	(0.24)
Net guaranteed benefit gains (losses) and related charges and adjustments	(3)	(2)	(0.02)	(3)	(2)	(0.02)	(5)	(4)	(0.03)	10	8	0.06	58	46	0.35
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	14	11	0.09	(173)	(137)	(1.12)	247	195	1.50	725	804	6.14	46	36	0.27
Net income (loss) attributable to noncontrolling interest	100	100	0.83	214	214	1.75	447	447	3.43	—	—	—	124	124	0.93
Income (loss) on early extinguishment of debt	(21)	(17)	(0.14)	—	—	—	—	—	—	(10)	(8)	(0.06)	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	33	26	0.22	—	—	—	—	—	—	—	—	—	2	2	0.01
Dividend payments made to preferred shareholders	4	4	0.03	14	14	0.11	4	4	0.03	14	14	0.11	4	4	0.03
Other adjustments	(19)	219	1.83	(28)	(33)	(0.27)	(46)	(35)	(0.27)	(11)	15	0.12	(2)	11	0.08
Adjustment due to antidilutive effect of net loss in the current period (2)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted operating earnings	279	229	1.90	388	315	2.57	353	287	2.20	273	223	1.70	304	251	1.90

(1) Per share calculations are based on un-rounded numbers.
(2) For periods in which there is Net loss from continuing operations available to common shareholders, Adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.

Voya Financial	Page 42 of 57

Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Twelve months ended
(in millions except per share in whole dollars)	12/31/2021			12/31/2020
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		2,090	16.61		(242)	(1.84)
Plus: Net income (loss) attributable to noncontrolling interest		761	6.05		157	1.19
Less: Preferred stock dividends		(36)	(0.29)		(36)	(0.27)
Less: Income (loss) from discontinued operations		12	0.10		(419)	(3.18)
Income (loss) from continuing operations	2,777	2,875	22.85	352	370	2.81
Less:
Net investment gains (losses) and related charges and adjustments	(20)	(16)	(0.13)	22	18	0.13
Net guaranteed benefit gains (losses) and related charges and adjustments	(1)	—	—	22	17	0.13
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	812	872	6.93	(342)	(270)	(2.05)
Net income (loss) attributable to noncontrolling interest	761	761	6.05	157	157	1.19
Income (loss) on early extinguishment of debt	(31)	(24)	(0.19)	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	33	26	0.21	2	2	0.01
Dividend payments made to preferred shareholders	36	36	0.29	36	36	0.27
Other adjustments	(105)	167	1.33	(41)	(15)	(0.11)
Adjustment due to antidilutive effect of net loss in the current period (2)	—	—	—	—	—	—
Adjusted operating earnings	1,292	1,053	8.37	495	425	3.22

(1) Per share calculations are based on un-rounded numbers.
(2) For periods in which there is Net loss from continuing operations available to common shareholders, Adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.

Voya Financial	Page 43 of 57

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Book value per common share, including AOCI	70.88	69.19	68.34	60.39	76.47	70.88	76.47
Per share impact of AOCI	(19.48)	(20.60)	(21.44)	(15.76)	(39.44)	(19.48)	(39.44)
Book value per common share, excluding AOCI	51.40	48.59	46.90	44.63	37.04	51.40	37.04

Debt to capital	23.9%	26.2%	26.2%	27.2%	23.1%	23.9%	23.1%
Capital impact of adding non-controlling interest	-5.2%	-5.4%	-5.4%	-6.4%	-1.9%	-5.2%	-1.9%
Impact of adding other financial obligations and treatment of preferred stock (1)	8.9%	8.7%	9.4%	11.6%	7.0%	8.9%	7.0%
Financial leverage ratio	27.6%	29.5%	30.2%	32.4%	28.2%	27.6%	28.2%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	110.1	113.4	120.6	122.7	126.3	116.7	127.4
Dilutive effect of warrants	7.5	6.7	7.3	5.4	3.0	6.7	1.7
Other dilutive effects (2)	2.5	2.3	2.3	2.8	3.1	2.4	2.8
Weighted-average common shares outstanding - Diluted	120.1	122.4	130.2	130.9	132.4	125.8	131.9
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	120.1	122.4	130.2	130.9	132.4	125.8	131.9

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss from continuing operations available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.

Appendix

Voya Financial	Page 45 of 57

Adjusted Operating Earnings Notable Items

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Net Revenue Items
Alternative investment income and prepayment fees above (below) long-term expectations (1)	103	182	127	109	83	522	22
Fee income related to divested businesses (2)	—	—	10	15	17	25	73
Investment Management Performance fees above (below) expectations	(15)	—	—	—	38	(15)	38
Group Life Covid-19 impacts (3)	(34)	(28)	(15)	(35)	(16)	(112)	(36)
Other Wealth Solutions Investment Income notable items	—	—	—	3	—	3	—
Other Wealth Solutions Fee Income notable items	—	—	—	—	—	—	(6)
Other Health Solutions Net Underwriting notable items (4)	—	10	3	1	7	14	7

Net Expense Items
Wealth Solutions DAC/VOBA and other intangibles unlocking	1	7	18	2	30	29	(149)
Individual Life transaction stranded costs, pre-close	—	—	—	—	(35)	—	(138)
Expenses related to divested businesses (5)	—	—	(5)	(8)	(7)	(13)	(28)
Other Wealth Solutions notable items (6)	—	(18)	—	—	—	(18)	(12)
Other Investment Management notable items (7)	3	(4)	(3)	(4)	(16)	(8)	(14)
Other Corporate notable items (8)	(16)	(15)	(19)	(6)	(10)	(56)	6

(1) Refer to Alternative Income and Prepayments Above (Below) Long-Term Expectations on page 46 for more details.
(2) 2021 includes fee income in Wealth Solutions related to the independent financial planning channel (FPC), which was sold on June 9, 2021. The twelve months ended December 31, 2020, includes $56M of fee income in Wealth Solutions related to the FPC sale and $17M of fee income in Investment Management primarily related to assets transferred on January 4, 2021 as part of the Individual Life Transaction.

(3) Prior periods have been revised to reflect updated claim information on the cause of death. There was no change to the total Group Life claims that were reported in prior periods.
(4) Includes changes to certain legal and other reserves not expected to recur at the same level.
(5) Includes expenses in Wealth Solutions related to FPC sale.
(6) Includes changes to certain legal reserves not expected to recur at the same level.
(7) Includes variable compensation related to investment capital results and performance fees above (below) long-term expectations.
(8) Includes incentive compensation above (below) target performance.

Voya Financial	Page 46 of 57
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	81	134	91	82	59	388	28
Investment Management	12	21	20	22	12	75	(6)
Health Solutions	8	14	10	6	7	38	4
Total	101	169	121	110	78	501	26

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	1	13	5	(1)	4	18	(5)
Investment Management	—	—	—	—	—	—	—
Health Solutions	1	1	1	—	—	3	—
Total	2	14	6	(1)	4	21	(5)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	82	147	96	81	64	406	24
Investment Management	12	21	20	22	12	75	(6)
Health Solutions	9	14	11	6	7	41	4
Total	103	182	127	109	83	522	22

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectations reported on a pre-DAC basis.

Voya Financial	Page 47 of 57
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020

Wealth Solutions
Adjusted operating earnings before income taxes	1,110	1,127	833	575	443
Less:
DAC/VOBA and other intangibles unlocking	29	57	(122)	(131)	(149)
Adjusted Operating Earnings - excluding Unlocking before interest	1,082	1,070	955	706	592
Income tax expense	188	184	159	104	79
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	894	886	797	602	513

Adjusted Operating effective tax rate, excluding Unlocking (2)	16.9%	17.8%	17.4%	17.1%	16.1%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	17.3%	17.2%	16.6%	14.8%	13.4%
Average Capital	3,775	3,799	3,817	3,875	3,937
Ending Capital	3,740	3,806	3,754	3,703	3,937
Adjusted Return on Capital	23.7%	23.3%	20.9%	15.5%	13.0%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	239	271	255	210	197
Income tax expense	50	57	54	44	41
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	189	214	201	166	156

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	387	374	360	347	332
Ending Capital	420	400	373	381	373
Adjusted Return on Capital	48.7%	57.4%	55.9%	47.7%	47.6%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Voya Financial	Page 48 of 57
Adjusted Operating Return on Allocated Capital Excluding Unlocking (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020

Health Solutions
Adjusted operating earnings before income taxes	204	221	206	179	204
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	204	221	206	179	204
Income tax expense	43	46	43	38	43
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	161	175	163	141	161

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	503	507	519	529	533
Ending Capital	516	504	495	497	514
Adjusted Return on Capital	32.1%	34.5%	31.4%	26.8%	30.2%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) We assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Wealth Solutions segment.

Voya Financial	Page 49 of 57

Q4 2021 is the last quarter the following pages will be presented in our Investor Supplement.

Voya Financial	Page 50 of 57
Normalized Adjusted Operating Earnings by Segment

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Normalized adjusted operating earnings
Wealth Solutions	158	165	181	171	164	676	569
Investment Management	46	42	45	30	78	164	203
Health Solutions	24	57	52	31	43	164	200
Corporate	(54)	(65)	(71)	(71)	(59)	(261)	(211)
Before income taxes	174	199	207	161	227	742	760
After income taxes	146	166	171	135	190	618	635
Effective tax rate	16.2%	16.6%	17.1%	16.4%	16.1%	16.6%	16.5%
Per common share (Adjusted diluted)	1.22	1.36	1.32	1.03	1.44	4.91	4.81
Prepayment fees and alternative investment income above (below) long-term expectations (1)
Wealth Solutions	82	147	96	81	64	406	24
Investment Management	12	21	20	22	12	75	(6)
Health Solutions	9	14	11	6	7	41	4
Before income taxes	103	182	127	109	83	522	22
After income taxes	82	144	101	86	66	412	17
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (Adjusted diluted)	0.68	1.17	0.77	0.66	0.49	3.28	0.13
DAC/VOBA and other intangibles unlocking
Wealth Solutions	1	7	18	2	30	29	(149)
Before income taxes	1	7	18	2	30	29	(149)
After income taxes	1	6	15	2	24	23	(118)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (Adjusted diluted)	0.01	0.05	0.11	0.01	0.18	0.18	(0.89)
Individual Life transaction stranded costs(2)
Before income taxes	—	—	—	—	(35)	—	(138)
After income taxes	—	—	—	—	(28)	—	(109)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (Adjusted diluted)	—	—	—	—	(0.21)	—	(0.82)
Adjusted operating earnings
Wealth Solutions	241	319	295	255	258	1,110	443
Investment Management	59	63	66	52	90	239	197
Health Solutions	33	71	63	37	50	204	204
Corporate	(54)	(65)	(71)	(71)	(94)	(261)	(349)
Before income taxes	279	388	353	273	304	1,292	495
After income taxes	229	315	287	223	251	1,053	425
Effective tax rate	18.0%	18.8%	18.7%	18.3%	17.3%	18.5%	14.0%
Per common share (Adjusted diluted)	1.90	2.57	2.20	1.70	1.90	8.37	3.22

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis. See page 46 for further details.

(2) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment will be excluded from normalized adjusted operating earnings; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 51 of 57
Normalized Effective Tax Rate

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Normalized adjusted operating earnings
Before income taxes	174	199	207	161	227	742	760
Income taxes
Federal income taxes at 21% corporate rate	37	42	43	34	48	156	160
Tax adjustments (1)	(8)	(9)	(8)	(7)	(11)	(32)	(35)
Total taxes	28	33	35	26	36	123	125
Effective tax rate (2)	16.2%	16.6%	17.1%	16.4%	16.1%	16.6%	16.6%

Prepayment fees and alternative investment income above (below) long-term expectations (3)
Before income taxes	103	182	127	109	83	522	22
Income taxes
Federal income taxes at 21% corporate rate	22	38	27	23	17	110	5
Total taxes	22	38	27	23	17	110	5
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

DAC/VOBA and other intangibles unlocking
Before income taxes	1	7	18	2	30	29	(149)
Income taxes
Federal income taxes at 21% corporate rate	—	2	4	—	6	6	(31)
Total taxes	—	2	4	—	6	6	(31)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Individual Life transaction stranded costs (4)
Before income taxes	—	—	—	—	(35)	—	(138)
Income taxes
Federal income taxes at 21% corporate rate	—	—	—	—	(7)	—	(29)
Total taxes	—	—	—	—	(7)	—	(29)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Adjusted operating earnings
Before income taxes	279	388	353	273	304	1,292	495
Income taxes
Federal income taxes at 21% corporate rate	59	81	74	57	64	271	104
Tax adjustments (1)	(8)	(9)	(8)	(7)	(11)	(32)	(35)
Total taxes	50	73	66	50	53	239	69
Effective tax rate (2)	18.0%	18.8%	18.7%	18.3%	17.3%	18.5%	14.0%

(1) Includes tax adjustments for the dividends received deduction (DRD) related to certain qualified dividends that are not subject to federal income taxes and tax credits, less certain expense items that are not deductible for federal income taxes such as preferred stock dividends, certain compensation expenses, etc.

(2) Effective tax rate calculations are based on un-rounded numbers.
(3) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis. See page 46 for further details.

(4) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment will be excluded from normalized adjusted operating earnings; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 52 of 57

Wealth Solutions Sources of Normalized Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Sources of operating earnings before income taxes:
Gross investment income (normalized)	387	390	391	398	408	1,565	1,598
Investment expenses	(20)	(20)	(20)	(20)	(20)	(80)	(77)
Credited interest	(222)	(222)	(218)	(216)	(235)	(878)	(931)
Net margin	145	148	153	162	153	607	588
Other investment income (normalized) (1)	58	52	52	44	39	205	173
Investment spread and other investment income (normalized)	202	200	205	205	192	812	761
Full service fee based revenue	171	172	165	156	150	663	545
Recordkeeping and Other fee based revenue	112	114	122	125	125	474	449
Total fee based margin	283	286	287	281	275	1,138	992
Net underwriting gain (loss) and other revenue	—	—	(5)	(4)	(5)	(9)	(14)
Administrative expenses	(232)	(222)	(212)	(219)	(210)	(885)	(852)
Net Commissions	(66)	(66)	(63)	(61)	(58)	(257)	(220)
DAC/VOBA and other intangibles amortization, excluding unlocking	(30)	(33)	(31)	(30)	(30)	(124)	(100)
Normalized adjusted operating earnings before income taxes	158	165	181	171	164	676	569
Prepayment fees and alternative investment income above (below) long-term expectations	82	147	96	81	64	406	24
DAC/VOBA and other intangibles unlocking (2)	1	7	18	2	30	29	(149)
Adjusted operating earnings before income taxes (3)	241	319	295	255	258	1,110	443
Adjusted Return on Capital (4)	23.7%	23.3%	20.9%	15.5%	13.0%	23.7%	13.0%
Full Service Revenue (5)
Full Service Investment Spread and other investment income	272	332	287	275	240	1,166	742
Full Service Fee Based Revenue	171	172	165	156	150	663	545
Total Full Service Revenue	443	504	452	431	390	1,829	1,287
Client Assets
Spread Based	33,359	33,519	33,212	33,397	34,712	33,359	34,712
Fee Based	434,340	421,644	424,664	399,971	379,840	434,340	379,840
Retail Client Assets (6)	28,300	27,974	28,058	64,575	62,842	28,300	62,842
Defined Contribution Investment-only Stable Value	40,246	41,329	41,901	42,441	42,864	40,246	42,864
Total Client Assets	536,246	524,466	527,835	540,383	520,258	536,246	520,258

(1) Includes investment income on assets backing surplus and income from policy loans.
(2) Includes $2M loss recognition in Q3 2021 and $10 million reserve adjustment related to loss recognition in Q3 2020.
(3) For a reconciliation to the adjusted operating earnings presentation on pages 9 and 12, see page 39 in the Reconciliation section of this document.
(4) Adjusted Return on Capital calculated using trailing twelve months.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) The June 30, 2021 balance for Retail Client Assets reflects approximately a $38 billion reduction in assets related to the sale of our Financial Planning Channel on June 9, 2021.

Voya Financial	Page 53 of 57

Investment Management Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020

Sources of operating earnings before income taxes:
Investment capital and other investment income (normalized)	8	8	7	6	6	28	23
Fee based margin(1)	181	172	165	162	217	680	686
Administrative expenses(2)	(142)	(138)	(127)	(137)	(145)	(544)	(506)
Normalized adjusted operating earnings before income taxes	46	42	45	30	78	164	203
Prepayment fees and alternative investment income above (below) long-term expectations	12	21	20	22	12	75	(6)
Adjusted operating earnings before income taxes(3)	59	63	66	52	90	239	197

Fee based margin(1)
Investment advisory and administrative revenue	178	167	163	158	160	667	619
Other fee based margin	3	5	2	4	57	13	67
Fee based margin (normalized)	181	172	165	162	217	680	686

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Includes expenses attributable to investment capital results above (below) long-term expectations.
(3) For a reconciliation to the adjusted operating earnings presentation on pages 9 and 12, see page 40 in the Reconciliation section of this document.

Voya Financial	Page 54 of 57
Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Institutional AUM:
Beginning of period AUM	138,332	138,005	134,460	111,964	110,019	111,964	94,424
Inflows	12,384	5,419	4,089	3,414	4,177	25,306	22,100
Outflows	(2,717)	(5,846)	(3,421)	(3,419)	(4,195)	(15,403)	(12,059)
Subtotal Investment Management Sourced Institutional Net Flows (1)	9,667	(427)	668	(5)	(18)	9,903	10,041
Affiliate Sourced Institutional Inflows	515	450	414	632	864	2,011	3,832
Affiliate Sourced Institutional Outflows	(666)	(775)	(643)	(755)	(1,409)	(2,839)	(3,259)
Subtotal Affiliate Sourced Net Flows	(152)	(326)	(228)	(123)	(545)	(828)	573
Net flows- Institutional AUM (1)	9,516	(753)	440	(128)	(563)	9,075	10,614
Net Money Market Flows	—	—	—	—	—	—	55
Change in Market Value	1,028	509	3,395	(2,561)	3,331	2,371	6,862
Other (Including Acquisitions / Divestitures) (2)	45	571	(290)	25,185	(823)	25,511	9
End of period AUM- Institutional	148,921	138,332	138,005	134,460	111,964	148,921	111,964
Organic Growth (Net Flows/Beginning of period AUM) (1)	6.9%	-0.5%	0.3%	-0.1%	-0.5%	8.1%	11.2%
Market Growth %	0.7%	0.4%	2.5%	-2.3%	3.0%	2.1%	7.3%
Retail AUM:
Beginning of period AUM	75,352	77,008	75,382	75,116	70,367	75,116	72,398
Inflows	1,700	1,536	1,636	2,215	1,861	7,087	8,411
Outflows	(1,803)	(1,444)	(1,404)	(2,102)	(1,605)	(6,753)	(8,113)
Sub-advised Retail Net Flows	36	(6)	(2)	(1)	(5)	27	(186)
Subtotal Investment Management Sourced Retail Net Flows	(67)	86	230	113	251	361	112
Affiliate Sourced Retail Inflows	481	530	515	737	501	2,263	2,453
Affiliate Sourced Retail Outflows	(935)	(957)	(936)	(1,102)	(1,804)	(3,930)	(4,805)
Subtotal Affiliate Sourced Retail Net Flows (3)	(453)	(427)	(422)	(365)	(1,303)	(1,667)	(2,352)
Net Flows from Divested Businesses	(761)	(708)	(710)	(795)	(679)	(2,974)	(2,506)
Net flows- Retail AUM	(1,281)	(1,049)	(901)	(1,047)	(1,731)	(4,280)	(4,746)
Net Money Market Flows	11	(43)	(101)	(157)	(1)	(290)	353
Change in Market Value	3,001	57	4,047	1,604	6,522	8,709	8,377
Other (Including Acquisitions / Divestitures)	(174)	(621)	(1,419)	(134)	(41)	(2,348)	(1,267)
End of period AUM- Retail	76,908	75,352	77,008	75,382	75,116	76,908	75,116
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-0.7%	-0.4%	-0.3%	-0.3%	-1.5%	-1.7%	-3.1%
Market Growth %	4.0%	0.1%	5.4%	2.1%	9.3%	11.6%	11.6%

Total Investment Management Sourced Net Flows (1)	9,600	(341)	899	107	233	10,265	10,153
Affiliate Sourced Net Flows (3)	(605)	(753)	(650)	(487)	(1,847)	(2,495)	(1,778)
Net Flows from Divested Businesses	(761)	(708)	(710)	(795)	(679)	(2,974)	(2,506)
Total Net Flows (1)	8,234	(1,802)	(461)	(1,175)	(2,293)	4,796	5,869
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements (1)	8,995	(1,094)	249	(380)	(1,614)	7,770	8,375
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM) (1)	4.2%	-0.5%	0.1%	-0.2%	-0.9%	4.2%	5.0%

(1) Starting Q1 2021, amounts exclude liquidity related cash flow activities. Historical periods presented have been revised to conform with this presentational change.
(2) Starting Q1 2021, amounts include liquidity related cash flow activities. Historical periods presented have been revised to conform with this presentational change.
(3) Includes Wealth Solutions distribution of Voya Investment Management retail funds.

Voya Financial	Page 55 of 57
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Institutional
Equity	25,530	24,365	24,693	23,485	23,576
Fixed Income	123,391	113,968	113,312	110,975	88,388
Real Estate	—	—	—	—	—
Money Market	—	—	—	—	—
Total	148,921	138,332	138,005	134,460	111,964
Retail
Equity	48,091	46,144	47,518	45,935	45,310
Fixed Income	27,271	27,682	27,929	27,789	28,005
Real Estate	—	—	—	—	—
Money Market	1,546	1,526	1,560	1,658	1,801
Total	76,908	75,352	77,007	75,382	75,116
General Account
Equity	308	377	425	418	320
Fixed Income	37,247	37,752	37,253	37,522	56,855
Real Estate	—	—	—	—	—
Money Market	449	920	748	767	1,246
Total	38,004	39,049	38,425	38,707	58,421
Combined Asset Type
Equity	73,928	70,885	72,636	69,838	69,205
Fixed Income	187,909	179,401	178,495	176,287	173,249
Real Estate	—	—	—	—	—
Money Market	1,995	2,446	2,308	2,425	3,047
Total	263,832	252,733	253,438	248,550	245,501

Total Specialty Assets	78,895	75,591	73,729	73,013	73,279
% of Specialty Assets / Total AUM	29.9%	29.9%	29.1%	29.4%	29.9%

Total Wealth Assets	112,905	112,941	113,309	109,498	109,592
% of Wealth Assets / Total AUM	42.8%	44.7%	44.7%	44.1%	44.6%

Voya Financial	Page 56 of 57
Health Solutions Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020	12/31/2021	12/31/2020
Sources of operating earnings before income taxes:
Gross investment income (normalized)	23	24	21	22	23	92	92
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(13)	(14)	(14)	(14)	(13)	(54)	(55)
Net margin	9	9	7	8	9	34	33
Other investment income (normalized)	10	9	9	8	4	36	21
Investment spread and other investment income (normalized)	19	18	16	16	13	71	54
Net underwriting gain (loss) and other revenue	144	168	162	137	143	611	601
Administrative expenses	(88)	(79)	(76)	(74)	(67)	(317)	(269)
Net commissions	(45)	(43)	(44)	(42)	(42)	(175)	(168)
DAC/VOBA and other intangibles amortization, excluding unlocking	(6)	(7)	(6)	(6)	(4)	(25)	(19)
Normalized adjusted operating earnings before income taxes	24	57	52	31	43	164	200
Prepayment fees and alternative investment income above (below) long-term expectations	9	14	11	6	7	41	4
DAC/VOBA and other intangibles unlocking	—	—	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	33	71	63	37	50	204	204
Adjusted Return on Capital (2)	32.1%	34.5%	31.4%	26.8%	30.2%	32.1%	30.2%

Group life:
Premiums	140	139	135	136	132	550	528
Benefits	(136)	(132)	(119)	(137)	(109)	(525)	(432)
Other (3)	(2)	—	(1)	(7)	(3)	(10)	(7)
Total Group life	1	7	15	(8)	20	15	89
Group Life Loss Ratio (Interest adjusted)	97.5%	95.6%	88.2%	100.7%	82.3%	95.5%	81.8%
Group stop loss:
Premiums	288	291	295	291	264	1,165	1,062
Benefits	(224)	(226)	(231)	(220)	(210)	(901)	(825)
Other (3)	(1)	(1)	(1)	(2)	(1)	(5)	(4)
Total Group stop loss	63	64	63	69	53	260	233
Stop loss Loss Ratio	77.7%	77.5%	78.2%	75.6%	79.6%	77.3%	77.7%
Voluntary Benefits, Disability, and Other	79	97	83	76	70	335	276

Net underwriting gain (loss) and other revenue
Premiums	562	564	562	561	512	2,248	2,062
Benefits	(419)	(399)	(400)	(413)	(364)	(1,630)	(1,451)
Other (3)	1	2	—	(10)	(5)	(8)	(12)
Total Net underwriting gain (loss) and other revenue	144	168	162	137	143	611	601
Total Aggregate Loss Ratio (2)	72.5%	71.6%	71.6%	71.8%	70.4%	72.5%	70.4%

(1) For a reconciliation to the adjusted operating earnings presentation on pages 9 and 12, see page 40 in the Reconciliation section of this document.
(2) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 57 of 57

Reconciliation of Investment Management Normalized Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2021	9/30/2021	12/31/2020	12/31/2021	9/30/2021	12/31/2020

Adjusted operating revenues(1)	201	200	235	783	817	702
Adjusted operating expenses(2)	(142)	(138)	(145)	(544)	(547)	(506)
Adjusted operating earnings before income taxes(1)(2)	59	63	90	239	270	197
Adjusted operating margin	29.2%	31.3%	38.3%	30.5%	33.1%	28.0%

Adjusted operating revenues(1)	201	200	235	783	817	702
Less:
Investment Capital Results	20	28	18	103	101	15
Adjusted operating revenues excluding Investment Capital	181	172	217	680	716	687
Adjusted operating expenses(2)	(142)	(138)	(145)	(544)	(547)	(506)
Adjusted operating earnings excluding Investment Capital	39	34	72	136	169	181
Adjusted operating margin excluding Investment Capital	21.4%	20.0%	33.2%	20.0%	23.6%	26.3%

Adjusted operating revenues(1)	201	200	235	783	817	702
Less:
Investment Capital Results above (below) long-term expectations	12	21	12	75	75	(6)
Normalized adjusted operating revenues	189	179	223	708	742	708
Adjusted operating expenses(2)	(142)	(138)	(145)	(544)	(547)	(506)
Normalized adjusted operating earnings	46	42	78	163	195	203
Normalized adjusted operating margin	24.6%	23.3%	35.0%	23.1%	26.3%	28.5%

(1) Fee based margin includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Includes expenses attributable to investment capital results above (below) long-term expectations.